Equity Based Compensation	3 Months Ended
Mar. 31, 2017
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Equity Based Compensation
Equity Based Compensation
Upon formation of certain Operating Entities, specified members of management (“Specified Members”) were granted the right to receive distributions from their respective Operating Entity, after the contribution member’s unreturned capital balance was recovered (referred to as “Payout” provision). Additionally, non-employee members were included in the award class (“Non-Employee Members”).

On November 24, 2014, the awards were modified in conjunction with the contribution of the Operating Entities to Mammoth. Awards are not granted in limited or general partner units. Agreements are for interest in the distributable earnings of Mammoth Holdings, Mammoth’s majority equity holder.

On the IPO closing date, Mammoth Holdings unreturned capital balance was not fully recovered from its sale of common stock in the IPO. As a result, Payout did not occur and no compensation cost was recorded. Future offerings or sales of common stock to recover outstanding unreturned capital remain not probable.

Payout is expected to occur following the sale by Mammoth Holdings of its shares of the Company's common stock, which is considered not probable until the event occurs. Therefore, for the awards that contained the Payout provision, no compensation cost was recognized as the distribution rights do not vest until Payout is reached. For the Specified Member awards, the unrecognized amount, which represents the fair value of the award as of the modification dates or grant date, was $5,618,552. For the Non-Employees Member awards, the unrecognized cost, which represents the fair value of the awards as of March 31, 2017 was $48,061,841.